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                                                                   EXHIBIT 10.32

                   SERIES A PREFERRED STOCK TRANSFER AGREEMENT

      THIS SERIES A PREFERRED STOCK TRANSFER AGREEMENT (this "Agreement") is made as of this 30th day of September, 2002 by and among SanDisk Corporation ("SanDisk"), a Delaware corporation, Photo-Me International, Plc. ("PMI"), a corporation organized under the laws of England and Wales, DigitalPortal Inc. ("DPI"), a Delaware corporation, and Kevin Donohue ("Donohue"), a resident of Massachusetts.

      WHEREAS, SanDisk and PMI desire to change their relationship with respect to their ownership in and management of DPI; and

      WHEREAS, PMI desires to encourage and motivate DPI management through an award of DPI equity, and therefore has requested that SanDisk, in return for PMI's entering into the Termination Agreement (as defined below), transfer the Shares (as defined below) to Donohue;

      WHEREAS, Donohue desires to acquire DPI equity in return for continued services on behalf of DPI;

      WHEREAS, SanDisk desires to transfer 12,040,000 shares of DPI's Series A Preferred Stock held by SanDisk, after which SanDisk will own 19.9% of the outstanding capital stock of DPI; and

      WHEREAS, SanDisk and PMI desire to amend certain agreements pertaining to the management and operations of DPI and to enter into the Termination Agreement in order to effect the same;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the promises and conditions contained herein, the parties hereto hereby agree as follows:

      1. Transfer of Shares. Subject to the terms and conditions set forth in this Agreement and in return for the due execution and delivery by PMI of the Joint Venture Termination Agreement, the form of which is attached hereto as Exhibit A (the "Termination Agreement"), SanDisk agrees to transfer 12,040,000 shares of Series A Preferred Stock of DPI (the "Shares") to Donohue at the Closing (as defined below). In addition, PMI will transfer one (1) share of Series A Preferred Stock of DPI to Donohue.

      2. Closing.

            (a) The closing for the transfer of the Shares contemplated by this Agreement shall take place at the offices of Brobeck, Phleger & Harrison LLP, 2000 University Avenue, East Palo Alto, California 94303 at 10:00 a.m., on December 5, 2002, or at such other time and place as SanDisk and PMI shall mutually agree, either orally or in writing (which time and place are designated as the "Closing").

            (b) At the Closing and as a condition to PMI's obligations hereunder, SanDisk shall deliver to DPI an Assignment Separate From Certificate in the form attached

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hereto as Exhibit B evidencing the transfer of the Shares to Donohue and shall deliver stock certificates evidencing the Shares. At the Closing and as a condition to SanDisk's obligations hereunder, PMI shall have duly executed and shall deliver the Termination Agreement to SanDisk and shall deliver to DPI an Assignment Separate From Certificate in the form attached hereto as Exhibit C.

      3. Representations and Warranties of SanDisk. SanDisk hereby represents and warrants to PMI and Donohue as follows:

            (a) Due Authorization. (i) It is the sole owner of the Shares; (ii) it has full right, power and authority to enter into this Agreement and the Termination Agreement and to perform its obligations hereunder and thereunder;
(iii) this Agreement and the Termination Agreement constitute valid and legally binding obligations on the part of SanDisk, enforceable in accordance with their terms; and (iv) the execution, delivery and performance of this Agreement and the Termination Agreement by SanDisk do not violate any agreement or other instrument by which SanDisk is bound or to which the Shares are subject.

            (b) Investment Experience. SanDisk is an investor in securities of companies in the development stage, and is a current investor in DPI, and acknowledges that it is able to fend for itself, can bear the economic risk of its transfer and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in such Shares.

      4. Representations and Warranties of PMI and Donohue. PMI and Donohue ("Warranting PMI Parties") hereby each represent and warrant to and agree with SanDisk and DPI as follows:

            (a) Due Authorization. (i) The Warranting PMI Parties have full right, power and authority to enter into this Agreement and the Termination Agreement and to perform their obligations hereunder and thereunder; (ii) this Agreement and the Termination Agreement constitute valid and legally binding obligations on the part of the Warranting PMI Parties, enforceable in accordance with their terms; and (iii) the execution, delivery and performance of this Agreement and the Termination Agreement by the Warranting PMI Parties do not violate any agreement or other instrument by which the Warranting PMI Parties are bound.

            (b) Acquired Entirely for Own Account. Donohue is acquiring the Shares for investment for an indefinite period for his own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and has no present intention of selling, granting participation in, or otherwise distributing the same. Donohue does not have any contract, undertaking or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Shares.

            (c) Disclosure of Information. As a current stockholder and/or executive manager of DPI, the Warranting PMI Parties have all information regarding DPI and its business and prospects necessary for the evaluation of the proposed transfer of the Shares.

            (d) Investment Experience. Each of PMI and Donohue is an investor in securities of companies in the development stage, and is a current investor in DPI, and


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acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in such Shares.

            (e) Accredited Investor. Each of PMI and Donohue is an "accredited investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect, promulgated under the Securities Act of 1933, as amended (the "Act").

            (f) Restricted Securities. The Warranting PMI Parties understand that the Shares are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as they are being acquired from an affiliate of DPI in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. In this regard, the Warranting PMI Parties represent that they are familiar with SEC Rule 144, as presently in effect, and understand the resale limitations imposed thereby and by the Act.

            (g) Non-U.S. Securities Laws. The transfer of the Shares to Donohue does not violate and, with respect thereto, Donohue is in compliance with, the legal requirements, regulations and laws of all applicable jurisdictions outside the United States for the transfer of the Shares, including the receipt, if necessary, of any governmental consents and the making of any filings with any governmental agency.

            (h) Legends. In order to reflect the restrictions on disposition of the Shares, the stock certificates representing the Shares are and will continue to be endorsed with the following legends:

      "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM AND CONTENT TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

      5. Stock Certificates. Concurrently with the Closing and upon surrender by SanDisk of stock certificates representing the Shares to DPI together with the Assignment Separate From Certificate, DPI shall issue (and PMI shall cause DPI to issue) a new stock certificate to SanDisk for any shares of DPI stock represented by the surrendered stock certificate(s) that are not being transferred to Donohue.

      6. Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.


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      7. Amendment. This Agreement may be amended only with the written consent of all parties hereto.

      8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute one and the same instrument.

      9. Governing Law. This Agreement shall be governed in all respects by the laws of the State of California.

      10. Expenses. Each party hereto agrees that it will bear its own costs and expenses in connection with the negotiation, execution, delivery and performance of this Agreement.

      11. Entire Agreement. This Agreement and the Termination Agreement constitute the entire agreement among the parties with respect to the matters contained herein or therein, except as expressly set forth herein or therein.

      12. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.


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      IN WITNESS WHEREOF, the parties have executed this Series A Preferred
Stock Transfer Agreement as of the date first written above.

                                         SANDISK CORPORATION

                                         By: /s/ Eli Harari
                                             -----------------------------------
                                             Name:  Eli Harari
                                             Title: President


                                         PHOTO-ME INTERNATIONAL, PLC.

                                         By: /s/ Serge Crasnianski
                                             -----------------------------------
                                             Name:  Serge Crasnianski
                                             Title: Chief Executive Officer


                                         DIGITALPORTAL INC.

                                         By: /s/ Serge Crasnianski
                                             -----------------------------------
                                             Name:  Serge Crasnianski
                                             Title: Chief Executive Officer


                                         KEVIN DONOHUE, Individually

                                             /s/ Kevin Donohue
                                         ---------------------------------------

          SIGNATURE PAGE TO SERIES A PREFERRED STOCK TRANSFER AGREEMENT
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                                    EXHIBIT A

                       JOINT VENTURE TERMINATION AGREEMENT
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                                    EXHIBIT B

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

      FOR VALUE RECEIVED, SanDisk Corporation hereby sells, assigns and transfers unto Kevin Donohue __________ shares of the Series A Preferred Stock of DigitalPortal Inc., a Delaware corporation (the "Company"), standing in its name on the books of the Company represented by Certificate No. ____ herewith and does hereby irrevocably constitute and appoint Matthew Carter, Secretary, DigitalPortal Inc. to transfer the said stock on the books of the Company with full power of substitution in the premises.

Dated: December __, 2002

                                         SANDISK CORPORATION


                                         By: ___________________________________
                                             Name: _____________________________
                                             Title: ____________________________
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                                    EXHIBIT C

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

      FOR VALUE RECEIVED, Photo-Me International, Plc. hereby sells, assigns and transfers unto Kevin Donohue one (1) share of the Series A Preferred Stock of DigitalPortal Inc., a Delaware corporation (the "Company"), standing in its name on the books of the Company represented by Certificate No. ______ herewith and does hereby irrevocably constitute and appoint Matthew Carter, Secretary, DigitalPortal Inc. to transfer the said stock on the books of the Company with full power of substitution in the premises.

Dated: December __, 2002

                                         PHOTO-ME INTERNATIONAL, PLC.


                                         By: ___________________________________
                                             Name: _____________________________
                                             Title: ____________________________